Press release

PHILADELPHIA, December 28, 2020

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF
CUSIP #: 245915103

On December 28, 2020, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0565 per share to shareholders of record at the close of business on December 18, 2020.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0264	46.7%
Net Realized Short-Term Capital Gain	0.0032	5.7%
Net Realized Long-Term Capital Gain	0.0148	26.2%
Return of Capital or other Capital Source	0.0121	21.4%
Total (per common share)	0.0565	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0264	46.7%
Net Realized Short-Term Capital Gain	0.0032	5.7%
Net Realized Long-Term Capital Gain	0.0148	26.2%
Return of Capital or other Capital Source	0.0121	21.4%
Total (per common share)	0.0565	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2021; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2020 through 12/31/2020)
Annualized Distribution Rate as a Percentage of NAV^	7.07%
Cumulative Distribution Rate on NAV^^	0.59%

Cumulative Total Return on NAV* for fiscal year ended	-4.95%
11/30/20*

Average Annual Total Return on NAV for the 5 Year
Period Ending 11/30/2020**	6.74%

^ Based on the Fund’s NAV as of November 30, 2020.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2021 based on the Fund’s NAV as of November 30, 2020.

*Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2019 through November 30, 2020.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2020 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 7.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7.5% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2020 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, January 29, 2021

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF
CUSIP #: 245915103

On January 29, 2021, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0585 per share to shareholders of record at the close of business on January 22, 2021.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0165	28.2%
Net Realized Short-Term Capital Gain	0.0109	18.6%
Net Realized Long-Term Capital Gain	0.0167	28.6%
Return of Capital or other Capital Source	0.0144	24.6%
Total (per common share)	0.0585	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0429	37.3%
Net Realized Short-Term Capital Gain	0.0141	12.3%
Net Realized Long-Term Capital Gain	0.0315	27.4%
Return of Capital or other Capital Source	0.0265	23.0%
Total (per common share)	0.1150	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2021; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2020 through 12/31/2020)
Annualized Distribution Rate as a Percentage of NAV^	7.07%
Cumulative Distribution Rate on NAV^^	1.16%
Cumulative Total Return on NAV*	4.39%

Average Annual Total Return on NAV for the 5 Year
Period Ending 12/31/2020**	8.09%

^ Based on the Fund’s NAV as of December 31, 2020.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2021 based on the Fund’s NAV as of December 31, 2020.

*Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2020 through December 31, 2020.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2021 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 7.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7.5% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2021 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, February 26, 2021

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF
CUSIP #: 245915103

On February 26, 2021, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0608 per share to shareholders of record at the close of business on February 19, 2021.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0236	38.8%
Net Realized Short-Term Capital Gain	0.0372	61.2%
Net Realized Long-Term Capital Gain	0.0000	0.0%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0608	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0665	37.8%
Net Realized Short-Term Capital Gain	0.0513	29.2%
Net Realized Long-Term Capital Gain	0.0315	17.9%
Return of Capital or other Capital Source	0.0265	15.1%
Total (per common share)	0.1758	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2021; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2020 through 1/31/2021)
Annualized Distribution Rate as a Percentage of NAV^	7.49%
Cumulative Distribution Rate on NAV^^	1.80%
Cumulative Total Return on NAV*	(1.30)%

Average Annual Total Return on NAV for the 5 Year
Period Ending 1/31/2021**	8.91%

^ Based on the Fund’s NAV as of January 31, 2021.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2021 based on the Fund’s NAV as of January 31, 2021.

*Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2020 through January 31, 2021.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2021 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 7.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7.5% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2021 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, March 26, 2021

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF
CUSIP #: 245915103

On March 26, 2021, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0623 per share to shareholders of record at the close of business on March 19, 2021.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0269	43.2%
Net Realized Short-Term Capital Gain	0.0354	56.8%
Net Realized Long-Term Capital Gain	0.0000	0.0%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0623	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0934	39.2%
Net Realized Short-Term Capital Gain	0.0867	36.5%
Net Realized Long-Term Capital Gain	0.0315	13.2%
Return of Capital or other Capital Source	0.0265	11.1%
Total (per common share)	0.2381	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2021; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2020 through 2/28/2021)
Annualized Distribution Rate as a Percentage of NAV^	7.49%
Cumulative Distribution Rate on NAV^^	2.39%
Cumulative Total Return on NAV*	6.24%

Average Annual Total Return on NAV for the 5 Year
Period Ending 2/28/2021**	9.49%

^ Based on the Fund’s NAV as of February 28, 2021.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2021 based on the Fund’s NAV as of February 28, 2021.

*Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2020 through February 28, 2021.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2021 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 7.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7.5% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2021 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, April 30, 2021

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940:
DDF CUSIP #: 245915103

On April 30, 2021, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0637 per share to shareholders of record at the close of business on April 23, 2021.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0180	28.3%
Net Realized Short-Term Capital Gain	0.0131	20.6%
Net Realized Long-Term Capital Gain	0.0326	51.1%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0637	100.0%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.1114	36.9%
Net Realized Short-Term Capital Gain	0.0998	33.1%
Net Realized Long-Term Capital Gain	0.0641	21.2%
Return of Capital or other Capital Source	0.0265	8.8%
Total (per common share)	0.3018	100.0%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2021; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2020 through 3/31/2021)
Annualized Distribution Rate as a Percentage of NAV^	7.26%
Cumulative Distribution Rate on NAV^^	2.87%
Cumulative Total Return on NAV*	12.78%

Average Annual Total Return on NAV for the 5 Year
Period Ending 3/31/2021**	9.09%

^ Based on the Fund’s NAV as of March 31, 2021.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2021 based on the Fund’s NAV as of March 31, 2021.

*Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2020 through March 31, 2021.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2021 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 7.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7.5% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2021 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, May 28, 2021

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF
CUSIP #: 245915103

On May 28, 2021, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0652 per share to shareholders of record at the close of business on May 21, 2021.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0259	39.7%
Net Realized Short-Term Capital Gain	0.0248	38.0%
Net Realized Long-Term Capital Gain	0.0145	22.3%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0652	100.0%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.1373	37.4%
Net Realized Short-Term Capital Gain	0.1246	34.0%
Net Realized Long-Term Capital Gain	0.0786	21.4%
Return of Capital or other Capital Source	0.0265	7.2%
Total (per common share)	0.3670	100.0%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2021; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2020 through 4/30/2021)
Annualized Distribution Rate as a Percentage of NAV^	7.24%
Cumulative Distribution Rate on NAV^^	3.40%
Cumulative Total Return on NAV*	16.35%

Average Annual Total Return on NAV for the 5 Year
Period Ending 4/30/2021**	9.09%

^ Based on the Fund’s NAV as of April 30, 2021.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2021 based on the Fund’s NAV as of April 30, 2021.

*Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2020 through April 30, 2021.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2021 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 7.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7.5% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2021 Macquarie Management Holdings, Inc.